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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                        CREDIT SUISSE INSTITUTIONAL FUND

                           Emerging Markets Portfolio
                         International Equity Portfolio

The following information supersedes certain information in the fund's Prospectus and Statement of Additional Information.

Effective on or about December 12, 2001, the following change will be implemented for the Emerging Markets Portfolio only:

- The portfolio will be closed to new investments, except for reinvestments of dividends. Shareholders as of the close of business on December 12, 2001 may continue to hold their shares but will be unable to add to their accounts. Although no further shares can be purchased, shareholders can redeem their shares through any of the methods described in the Prospectus.

In addition, effective on or about December 12, 2001, the following changes will be implemented for the International Equity Portfolio only:

- The portfolio's name will be changed to International Focus Portfolio.

- The portfolio will implement a strategy of investing in equity securities of approximately 40-60 companies. The portfolio's 15 largest holdings may account for 40% or more of the portfolio's assets. As a result of this strategy, the portfolio may be subject to greater volatility than a fund that invests in a larger number of issuers.

Dated: November 8, 2001                                            CSINI-16-1101